UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2024

Advanced Voice Recognition Systems, Inc. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-1342936 (Commission File Number)	98-0511932 (IRS Employer Identification No.)

7659 E. Wood Drive, Scottsdale, AZ 85260
(Address of Principal Executive Offices) (Zip Code)

(480) 704-4183
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVOI	OTC pkn

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This amended 8-K for the event dated July 11, 2024 is being filed to correct the Company’s fiscal year end date.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2024, the Company filed an 8-K disclosing that the Company’s wholly owned Subsidiary was merging into the Company with the Company surviving and operating under the Subsidiary’s name. The effective date of the merger and name change is July 12, 2024.  The name of the Company will be Rivulet Entertainment, Inc. and the new ticker symbol will be RIVF.

On July 9, 2024, pursuant to the bylaws of the Company, the sole director advised the auditors and the IRS of a change in fiscal year from December 31 to June 30.

Item 9.01 Financial Statements and Exhibits

Number                                              Title

Exhibit 3(i)(4)                           Articles Amending the Articles Of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED VOICE RECOGNITION SYSTEMS, INC.

Dated: August 20, 2024

By: /s/Walter Geldenhuys

WalterGeldenhuys

Title: President, Chief Executive Officer